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                                                                   Exhibit 10.28



NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT
      REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION. SUCH PORTIONS HAVE BEEN REDACTED AND ARE MARKED WITH A "[*]" IN PLACE OF THE REDACTED LANGUAGE.


                    AMENDMENT TO SUPPLY AGREEMENT AND CONSENT

                  This Amendment and Consent, dated as of March 1, 2003, to Supply Agreement, dated as of January 19, 1998, by and between Carbery Milk Products Limited, a company incorporated in Ireland (the "Supplier") and Castle Brands Spirit Company Limited, a company incorporated in Ireland (formerly The Roaring Water Bay Spirits Company Limited) (the "Customer");

                                   WITNESSETH:

                  THAT WHEREAS, the Customer and Supplier are parties to that certain Supply Agreement, dated January 19, 1998 (the "Supply Agreement");

                  WHEREAS, the Supplier and the Customer wish to extend the Supply Agreement and confirm the price of products as defined in the Supply Agreement;

                  WHEREAS, pursuant to Section 15.1 of the Supply Agreement, the Customer wishes to obtain the consent of Supplier to disclose certain information regarding the Supply Agreement and this Amendment to Supply Agreement in the prospectus and the Registration Statement on Form S-1 to be filed by Castle Brands Inc. ("Castle Brands") with the Securities and Exchange Commission in connection with Castle Brands' initial public offering; and

                  NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

            1. Commencing with March 1, 2003 and continuing through December 31, 2008, the price of products supplied by the Supplier shall be */lpa.

            2. Section 12.1 of the Supply Agreement is deleted and replaced in its entirety with the following: "This Agreement, subject to the following provisions of this clause, shall continue through December 31, 2008, thereafter renewable on terms to be agreed by the parties."

            3. Section 12.2.7 of the Supply Agreement is hereby deleted.

            4. Section 12.6 of the Supply Agreement is hereby deleted.

            5. Schedule 2 (1) of the Supply Agreement is hereby deleted and replaced in its entirety with the following: "Bulk Spirit, on ordering is produced to Castle Brands Spirits Company Limited specifications, including Bulk Spirit distillation of at least five times, from the
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Supplier, Carbery Milk Products."

            6. Schedule 3 of the Supply Agreement is hereby amended by addition of the following phrase: "commencing on March 1, 2003 ____________________ */lpa.
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            7. Except as expressly set forth herein the Supply Agreement is ratified and confirmed as amended hereby.

            8. In connection with the Castle Brands' initial public offering, Supplier hereby consents to the use of Supplier's name, the filing of the Supply Agreement and this Amendment and Consent and the inclusion of additional related information and disclosures, including the proposed disclosure attached hereto as Exhibit A (or substantially similar disclosure), in the prospectus and the Registration Statement on Form S-1 to be filed by Castle Brands with the Securities and Exchange Commission. Supplier also consents to the inclusion of such disclosure (or substantially similar disclosure) in periodic reports on Forms 10-K and 10-Q, and any other documents filed or furnished to the Securities and Exchange Commission following Castle Brands' initial public offering.

Signed for and on behalf of
      CARBERY MILK PRODUCTS LIMITED
      in the presence of:
                                             /s/ Dan MacSweeney
                                             -----------------------------------
/s/ Liz Barry                                                           Director
-----------------------------------

                                             /s/ Colm Leen
                                             -----------------------------------
                                                              Director/Secretary

Signed for and on behalf of
      CASTLE BRANDS SPIRITS
      COMPANY LIMITED
      in the presence of:

                                             /s/ Matthew MacFarlane
                                             -----------------------------------
/s/ Amelia Gary                              Director
-----------------------------------


                                             /s/ Keith A. Bellinger
                                             -----------------------------------
                                                              Director/Secretary
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                                    EXHIBIT A

BORU VODKA

                  We have a supply agreement with Carbery Milk Products Limited, a member of the Carbery Group, a large distiller and food producer based in Bandon, Ireland, to provide us with the distilled alcohol used in our Boru Vodka. This supply agreement with Carbery was originally entered into by Roaring Water Bay in 1998 and became ours in 2003, when we acquired Roaring Water Bay and with it, our Boru Vodka brand. The supply agreement provides for Carbery to produce natural spirit for us with specified levels of alcohol content pursuant to specifications set forth in the agreement and at specified prices through its current expiration in _________, in quantities to be designated by us annually. We believe that Carbery has more than enough distilling capacity to meet our needs for Boru Vodka for the foreseeable future. Carbery also produces the flavoring ingredients used in the Boru Vodka flavor extensions and in our Brady's Irish Cream.

                  From Carbery, the quadruple distilled alcohol is delivered by them to the bottling premises at Terra Limited in Baileyboro, Ireland, where pursuant to our bottling and services agreement with Terra it is filtered in several proprietary ways, pure water is added to achieve the desired proof, and, in the case of the citrus, orange and crazzberry versions of Boru Vodka, flavorings (obtained from Carbery) are added. Each of our Boru Vodka products is then bottled in various sized bottles. We believe that Terra, which also acts as bottler for all of our Irish whiskeys and as producer and bottler of our Brady's Irish cream (and as bottler for Celtic Crossing which is supplied to us by one of Terra's affiliates), has sufficient bottling capacity to meet our current needs, and its facility can be expanded to meet future supply needs, should this be required.

BRADY'S IRISH CREAM

                  Brady's Irish Cream is produced for us by Terra Limited. Fresh cream is combined with Irish whiskey, grain neutral spirits and various flavorings procured from the Carbery Group, to our specifications and then bottled by Terra in bottles designed for us. We believe that Terra has the capacity to meet our foreseeable supply needs for this brand.

AGREEMENTS WITH CARBERY GROUP AND ITS AFFILIATES

                  Mr. Leen, one of our directors, is the financial director of the Carbery Group. Since January 1998, we have had a supply agreement with Carbery Milk Products Limited, which is a member of the Carbery Group, pursuant to which it acts as our sole distiller for Boru Vodka in Ireland and the supplier of natural flavors for our products. For the fiscal years ended March 31, 2003, 2004 and 2005, we purchased approximately E432,046 ($485,706), E346,206 ($421,610) and E405,359 ($761,670) respectively, of goods from Carbery Milk Products Limited. Carbery Milk Products also holds E546,071 ($687,722) principal amount of our 5% Euro denominated notes, which were issued to it in connection with our December 2003 acquisition of Roaring Water
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      Bay and will convert into shares of our common stock immediately prior to the closing of this offering. In addition, on December 1, 2004, we repaid subordinated indebtedness to Carbery Milk Products also incurred by us in connection with the Roaring Water Bay acquisition in the amount of E111,102 ($138,284).